Exhibit 99.1

Greenidge Generation Announces Senior Note Underwriters Will Exercise Option to Purchase Additional Notes

October 13, 2021

Underwriters Will Exercise Maximum Option of $5.2 Million Bringing Total Offering Size to $55.2 Million

DRESDEN, N.Y., Oct. 13, 2021 /PRNewswire/ -- Greenidge Generation Holdings Inc. (NASDAQ: GREE) (“Greenidge”) announced today that the underwriters for its previously announced public offering (the “Offering”) of senior unsecured notes due 2026 (the “Notes”) will exercise their option to purchase the maximum amount of additional Notes pursuant to the terms of the Offering. The underwriters have notified Greenidge that they will exercise an option to purchase an additional $5.2 million aggregate principal amount of Notes. The total size of the Offering, including the exercise of this option, will be $55.2 million and the transaction is expected to close today.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Notes may only be offered and sold under Greenidge’s registration statements on Form S-1, as amended, which has been filed with the Securities and Exchange Commission (“SEC”) and declared effective on October 8, 2021. Copies of the registration statement may be obtained on the SEC’s website at www.sec.gov. When available, copies of the preliminary prospectus related to the Offering may be obtained from the offices of B. Riley Securities, Inc. by phone at (703) 312–9580 or by emailing prospectuses@brileyfin.com.

About Greenidge Generation Holdings Inc.

Greenidge Generation Holdings Inc. (NASDAQ: GREE) is a vertically integrated bitcoin mining and power generation company. Greenidge is committed to 100% carbon-neutral bitcoin mining at all of its locations by utilizing low-carbon sources of energy and offsetting its carbon footprint. Greenidge currently operates one facility in upstate New York and expects to expand operations to a second location in South Carolina in the upcoming months, which is expected to source the majority of its electricity from zero-carbon sources. Support.com, a Greenidge subsidiary, is a leading provider of customer and technical support solutions delivered by home-based employees.

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance, including uncertainties related to market conditions. Forward-looking statements in this press release include, among other things, statements regarding the Offering, the use of proceeds from the Offering, and the business plan, business strategy and operations of Greenidge in the future. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part II, Item 1A. “Risk Factors” of Greenidge’s Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

For further information, please contact: Investor Relations, investorrelations@greenidge.com, Media Inquiries, media@greenidge.com